SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)

September 2, 2003

AmeriCredit Automobile Receivables Trust 2003-C-F

(Exact name of registrant as specified in its charter)

United States	333-105878	88-0359494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Chris A. Choate, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (817) 302-7000

(Former name or former address, if changed since last report)

Item 5. Other Events

        In connection with the offering of AmeriCredit Automobile Receivables Trust 2003-C-F Asset-Backed Notes, certain “Computational Materials” within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the “Related Computational Materials”).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2003-C-F

By:	AmeriCredit Financial Services, Inc., as Servicer

	By:	/s/ Chris A. Choate
		Name:	Chris A. Choate
		Title:	Executive Vice President, Secretary and Chief Legal Officer

Dated: September 4, 2003

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Related Computational Materials (as defined in Item 5 above) distributed by Deutsche Bank Securities Inc., J. P. Morgan Securities Inc., Lehman Brothers Inc. and Wachovia Securities, Inc.

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